Exhibit 99.1

FOR IMMEDIATE RELEASE

Axiall Issues Statement Regarding Westlake’s Director Nominations

ATLANTA, February 16, 2016 – Axiall Corporation (“Axiall” or the “Company,” NYSE: AXLL) today confirmed that it has received notice from Westlake Chemical Corporation (“Westlake,” NYSE: WLK) of its intent to nominate ten director candidates to stand for election to Axiall’s Board of Directors at the Company’s 2016 Annual Meeting of Stockholders, which has not yet been scheduled. In its notice, Westlake states that it believes that the election of its slate of directors “may increase the likelihood that Westlake Chemical’s proposal to acquire the Company would be successful.”

Axiall’s Board of Directors unanimously rejected Westlake’s unsolicited and conditional proposal to acquire all of the outstanding common shares of Axiall for a consideration of $20.00 per share in the form of $11.00 in cash and 0.1967 shares of Westlake stock. The Board believes that Westlake’s proposal is an opportunistic attempt to take advantage of challenging public equity market conditions and exploit trough conditions in chlor-alkali.

Axiall issued the following statement:

We believe that Westlake’s nomination of a slate of Board candidates is a clear attempt to force a sale of Axiall to Westlake at a price that significantly undervalues Axiall’s assets and its long-term prospects. Axiall’s share price has traded over $20 for more than 90% of the past three years, including just a few months ago.

The Axiall Board and management team are committed to acting in the best interests of all Axiall stockholders. However, the Board questions the independence of Westlake’s slate and is concerned that, if elected to the Axiall Board, Westlake’s nominees would have inherent conflicts given Westlake’s focus on acquiring Axiall.

The Axiall Board is composed of ten highly qualified directors, eight of whom are independent, and all of whom are elected annually. All of Axiall’s Board members are active, engaged and highly experienced professionals with diverse operations and management experience at the highest levels of both public and private companies. Axiall’s Board members bring significant and broad industry expertise across a range of disciplines that are critical to Axiall’s business, particularly in chemicals, and consumer and industrial products, including substantial hands on experience in the chlor-alkali businesses. Since 2012, Axiall has appointed five new directors, each of whom brings a fresh perspective to the Board.

Axiall’s Board and management team are committed to taking the necessary actions to drive stockholder value creation. Under their leadership, Axiall has positioned itself for growth and increased profitability. Recent actions include:

•	The divestiture of Axiall’s aromatics business in October 2015;

•	A $100 million cost reduction and reliability improvements initiative expected to be completed by the end of 2016, 25% of which has been realized as of February 2016;

•	Formed a joint venture to construct a 1 million metric ton/year ethane cracker, which is expected to operate in 2019, that will permit the Company to achieve substantial ethylene integration; and

•	The sales process for the Building Products division, which is currently underway and is targeted for completion in mid-2016.

Morgan Stanley & Co. LLC and Barclays are acting as financial advisors to Axiall and Jones Day and Weil, Gotshal & Manges LLP are acting as legal counsel.

About Axiall

Axiall Corporation is a leading integrated chemicals and building products company. Headquartered in Atlanta, Axiall has manufacturing facilities located throughout North America and in Asia to provide industry-leading materials and services to customers. For more information, visit www.axiall.com.

Additional Information

In connection with the 2016 Annual Meeting, Axiall will file a proxy statement and other documents regarding the 2016 Annual Meeting with the Securities and Exchange Commission (“SEC”) and will mail the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2016 Annual Meeting. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement will be mailed to stockholders. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Axiall at its website, www.axiall.com, or 1000 Abernathy Road NE, Suite 1200, Atlanta, GA 30328, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2016 Annual Meeting. Information concerning the Company’s participants is set forth in the proxy statement, dated April 17, 2015, for its 2015 annual meeting of stockholders as filed with the SEC on Schedule 14A and the Company’s Current Reports, dated July 6, 2015, July 28, 2015, September 25, 2015 and November 18, 2015, as filed with the SEC on Form 8-K. Additional information regarding the interests of participants of the Company in the solicitation of proxies in respect of the 2016 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Forward-Looking Statements Disclaimer

This news release contains “forward-looking statements” as defined in, and subject to the safe harbor provisions of, the federal securities laws. These forward looking statements relate to, among other things, the Company’s anticipated financial performance, prospects and the Company’s plans and objectives for future operations. Forward-looking statements are based on management’s assumptions regarding, among other things, general economic and industry-specific business conditions and the continued execution of the Company’s long-term business strategy as a stand-alone public company, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, uncertainties regarding future actions that may be taken by Westlake in furtherance of its prior unsolicited proposal or its intent to nominate director candidates for election at the 2016 Annual Meeting, potential operational disruption caused by Westlake’s future actions that may make it more difficult to maintain relationships with customers, employees or suppliers; the Company’s ability to successfully implement its strategy to create sustainable, long-term stockholder value, the Company’s ability to successfully implement and administer its cost-saving initiatives (including its restructuring programs) and produce the desired results (including projected savings), future prices for the Company’s products, industry capacity levels for the Company’s products, raw materials and energy costs and availability, feedstock availability and prices, changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate the Company’s businesses or manufacture its products, the Company’s ability to generate sufficient cash flows from its business, future economic conditions in the specific industries to which the Company’s products are sold, global economic conditions, the effectiveness of certain previously disclosed and recently implemented changes to the Company’s internal control over financial reporting, the Company’s ability to successfully integrate and execute its business plans for acquisitions and other factors discussed in the Securities and Exchange Commission filings of Axiall from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent quarterly reports on Form 10-Q. The risks and uncertainties above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on the Company’s business, financial condition and results of operations. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

Contacts

Axiall Corporation

Investor Relations

Martin Jarosick, 1-770-395-4524

or

Media

Chip Swearngan, 1-678-507-0554

or

Joele Frank, Wilkinson Brimmer Katcher

Joele Frank, Michael Freitag, or Averell Withers, 1-212-355-4449